NEWS RELEASE

Valvoline Announces New Development Agreements with Franchisees and the Acquisition of Franchise Locations in Michigan and Ohio

Signs eight new development agreements with seven franchisees for a total of more than 160 new stores over the next six years, including expansion in the Northeast, Mid-Atlantic and California; and the purchase of 56 stores from Henley Bluewater LLC

LEXINGTON, Ky., Sept. 7, 2017 - Valvoline Inc. (NYSE: VVV), announced today that it has signed eight new development agreements with seven of its largest Valvoline Instant Oil ChangeSM (VIOC) franchisees for the addition of more than 160 stores by 2023. Valvoline continues to work on additional development agreements that when complete would provide for a combined total of more than 200 new VIOC franchise stores in the next six years.

Two of these agreements are with the company’s largest franchisee, Henley Enterprises, Inc., which opened the first VIOC franchise location in 1989 and currently has more than 200 service centers, primarily in the Northeast and southern California. Pursuant to the agreements, two of Henley’s subsidiaries will add approximately 100 stores in California and the Northeast and Mid-Atlantic regions. Valvoline also announced it has signed a definitive agreement with Henley Bluewater LLC to acquire its 56 stores in Michigan and northern Ohio. The acquisition is expected to be completed in the first quarter of fiscal 2018. Financial terms were not disclosed.

“A core element of Valvoline’s strategy is to accelerate the growth of our industry-leading quick lube model,” said Sam Mitchell, Valvoline’s chief executive officer. “Through these development agreements we are leveraging our strong relationships with our franchisees as they commit capital and resources to drive their store growth. At the same time, we are committing our own capital to grow company-owned stores. Today’s announcements reflect the progress we’ve made in mapping out our deliberate system-wide growth plans and position us well as we move into fiscal 2018.”

The service model at VIOC has been built to provide a quick, easy and trusted experience for every customer, every day. Customers receive a stay-in-your-car solution for preventive maintenance services, including full-service oil changes and each vehicle manufacturer’s mileage-based services. The company’s model is built on an unwavering commitment to developing and protecting superior talent, both inside and outside its stores, and consistent execution of its proprietary tools, including point-of-sales technology, SuperProTM Management System and digital marketing platforms.

“The transactions announced today represent an exciting opportunity across the entire VIOC system. The development agreements enable our franchisees to focus on faster growth in targeted markets, and Valvoline’s acquisition of the 56 stores in Michigan and Northern Ohio allows us to increase the density of our company-owned network of stores in the Midwest,” said Tony Puckett, Valvoline’s president, Quick Lubes. “From this much stronger base in the region, we’ll be well positioned to leverage our resources to enhance operational efficiency and capture further growth opportunities for our company operations.”

“Divesting our Midwest stores allows us to free up capital to focus on aggressive growth in our target markets where we already have strength, namely in California, Mid-Atlantic and the Northeast,” said Don Smith, CEO of Henley Enterprises, Inc. “After nearly 30 years as a franchisee, VIOC’s retail model has never been stronger and the company’s relationship with franchisees have never been healthier. I look forward to adding an additional 100 stores to the VIOC system over the next six years.”

For a list of all Valvoline Instant Oil Change service center locations and hours of operation, visit www.vioc.com.

About ValvolineTM
Valvoline Inc. (NYSE:VVV) is a leading worldwide producer and distributor of premium branded automotive, commercial and industrial lubricants, and automotive chemicals. Valvoline ranks as the #2 quick-lube chain by number of stores and #3 passenger car motor oil brand in the DIY market by volume in the United States. The brand operates and franchises more than 1,070 Valvoline Instant Oil ChangeSM centers in the United States. It also markets Valvoline™ lubricants and automotive chemicals; MaxLife™ lubricants created for higher-mileage engines; SynPower™ synthetic motor oil; and Zerex™ antifreeze. Visit www.valvoline.com to learn more.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in the news release, including statements regarding our industry, position, goals, strategy, operations, financial position, revenues, estimated costs, prospects, margins, profitability, capital expenditures, liquidity, capital resources, dividends, plans and objectives of management are forward-looking statements. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Valvoline™ may, from time to time, make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (“SEC”), news releases and other written and oral communications.
These forward-looking statements are based on Valvoline’s current expectations and assumptions regarding, as of the date such statements are made, Valvoline’s future operating performance and financial condition, including Valvoline’s future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances. Valvoline’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw material cost increases through price increases), and risks and uncertainties associated with the following: demand for Valvoline’s products and services; sales growth in emerging markets;

the prices and margins of Valvoline’s products and services; the strength of Valvoline’s reputation and brand; Valvoline’s ability to develop and successfully market new products; Valvoline’s ability to retain its largest customers; achievement of the expected benefits of Valvoline’s separation from Ashland; Valvoline’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Valvoline’s future cash flows, results of operations, financial condition and Valvoline’s ability to repay debt) and other liabilities; operating as a stand-alone public company; failure, caused by Valvoline, of Ashland’s distribution of Valvoline common stock to Ashland shareholders to qualify for tax-free treatment, which may result in significant tax liabilities to Ashland for which Valvoline may be required to indemnify Ashland; and the impact of acquisitions and/or divestitures Valvoline has made or may make (including the possibility that Valvoline may not realize the anticipated benefits from such transactions or difficulties with integration). These forward-looking statements are also subject to the risks and uncertainties affecting Valvoline that are described in its most recent Form 10-K (including in Item 1A Risk Factors and “Use of estimates, risks and uncertainties” in Note 2 of Notes to Consolidated Financial Statements) filed with the SEC, which is available on Valvoline’s website at http://investors.valvoline.com/sec-filings. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this news release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although Valvoline believes that the expectations reflected in these forward-looking statements are reasonable, Valvoline cannot guarantee that the expectations reflected herein will be achieved. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Valvoline or any other person that Valvoline will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this news release. Except as required by law, Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

All forward-looking statements attributable to Valvoline are expressly qualified in their entirety by these cautionary statements as well as others made in this news release and hereafter in Valvoline’s other SEC filings and public communications. You should evaluate all forward-looking statements made by Valvoline in the context of these risks and uncertainties.

TM Trademark, Valvoline or its subsidiaries, registered in various countries
SM Service mark, Valvoline or its subsidiaries, registered in various countries

FOR FURTHER INFORMATION

Investor Relations
Sean T. Cornett
+1 (859) 357-2798
scornett@valvoline.com

Media Relations
Valerie Schirmer
+1 (859) 357-3235
vschirmer@valvoline.com